Exhibit 99.1

FOR IMMEDIATE RELEASE

Gryphon Digital Mining Grows its Self-Mining Fleet

Gryphon acquires 105 PH/s of Bitcoin Mining Rigs

Las Vegas, NV — June 6, 2023-- Gryphon Digital Mining, (“Gryphon” or the “Company”), a leading net carbon-neutral bitcoin miner, is excited to announce the acquisition of 876 Bitmain S19j Pro+ miners, further strengthening its position in the cryptocurrency mining industry. This strategic investment is expected to significantly increase Gryphon’s self-mining hashrate by 105 PH/s and drive the Company’s attributable bitcoin mining hashrate to an estimated 1.2 exahash later this summer.

Delivery of the new mining machines is anticipated within the next few weeks, after which they will be swiftly deployed at Gryphon’s hydro-powered hosted facility. The selection of the Bitmain S19j Pro+ model for this expansion is driven by its superior efficiency compared to its predecessor, the S19j Pro from the prior generation. With a remarkable energy consumption rate of 27.5 joules/TH, the S19j Pro+ offers enhanced operational efficiency when compared to the previous model’s consumption rate of 30.5 joules/TH.

“Capital stewardship is an important value for Gryphon as we patiently waited for miner prices to fall to levels that we believe provide our investors with the best return on investment,” noted CEO and Director Rob Chang. “With the acquisition of these new miner models, we expect to be able to grow our business at an enhanced efficiency and a reasonable price while deploying them in a carbon-neutral operation.”

Gryphon Digital Mining remains committed to its sustainable approach to bitcoin mining, prioritizing environmentally friendly practices. By utilizing its hydro-powered hosted facility, the Company significantly reduces its carbon footprint while maintaining a competitive edge in the market. Gryphon’s existing fleet of 750 PH/s, in combination with the anticipated 340 PH/s from its royalty with a third-party miner, is expected to further bolster its mining capacity and Gryphon’s continued success in the evolving cryptocurrency landscape.

The Company looks forward to capitalizing on the expanded mining capacity, aligning with its long-term growth strategy and positioning Gryphon as a prominent player in the net carbon-neutral bitcoin mining sector.

Investors can learn more about Gryphon by visiting https://gryphondigitalmining.com/ and following it on Twitter @GryphonMining.

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation has a net carbon-negative strategy. More information is available on https://gryphondigitalmining.com/.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon and between Akerna and MJ Acquisition Co. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they will contain important information about Akerna, Gryphon and the proposed transactions. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This communication is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Co. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is set forth in the proxy statement/prospectus included in Akerna’s registration statement on Form S-4. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

INVESTOR CONTACT:

Name: Rob Chang

Company: Gryphon Digital Mining

Phone Number: (877) MINE-ESG
                             (877) 646-3374

Email: invest@gryphonmining.com

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